                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               SEPTEMBER 17, 1998
                               ------------------
                Date of Report (Date of earliest event reported)


                         HEARST-ARGYLE TELEVISION, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                   000-27000                         74-271753
-----------------------           ---------                         ---------
(State of Organization)    (Commission File Number)     (IRS Employer Identification No.)




                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10106
                            ------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (212) 649-2300
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.
        ------------

     On August 21, 1998, Hearst-Argyle Television, Inc. (the "Company") entered into an agreement to acquire, through a merger transaction, all of the partnership interests in Kelly Broadcasting Co., a California limited partnership ("Kelly Broadcasting"), in exchange for cash consideration in the amount of $520 million, subject to certain closing adjustments (the "Kelly Transaction"). Kelly Broadcasting owns and operates television broadcast station KCRA-TV, Sacramento, California ("KCRA-TV"), and provides programming for television broadcast station KQCA-TV, Sacramento, California, pursuant to a Time Brokerage Agreement with Channel 58, Inc., a California corporation. Pursuant to the Kelly Broadcasting Co. Agreement and Plan of Merger, dated as of August 21, 1998, attached hereto as Exhibit 10.1, by and among the Company, Kelly Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), Kelly Broadcasting, J.S. Kelly L.L.C., a Delaware limited liability company, G.G. Kelly L.L.C., a Delaware limited liability company, and Robert E. Kelly, Kelly Broadcasting will be merged with and into Merger Sub, with Merger Sub as the surviving entity. Consummation of the Kelly Transaction is subject to regulatory approvals and other customary closing conditions.

     Attached hereto as Exhibit 99.1 are the financial statements of Kelly Broadcasting for the years ended December 31, 1997, 1996 and 1995 and for the six-month periods ended June 30, 1998 and 1997.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------


     (c) Exhibits.

          10.1 Kelly Broadcasting Co. Agreement and Plan of Merger, dated as of August 21, 1998, by and among Hearst-Argyle Television, Inc., Kelly Broadcasting Co., Kelly Acquisition Corp., J.S. Kelly L.L.C., G.G. Kelly L.L.C. and Robert E. Kelly.

          23.1    Consent of PriceWaterhouseCoopers LLP.

          99.1 Kelly Broadcasting Co. financial statements for the years ended December 31, 1997, 1996 and 1995 and for the six-month periods ended June 30, 1998 and 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HEARST-ARGYLE TELEVISION, INC.



                              By:   /s/ Dean H. Blythe
                                    ------------------------------------------
                                    Dean H. Blythe
                                    Senior Vice President-
                                    Corporate Development, Secretary
                                    and General Counsel

Date: September 17, 1998

                                 EXHIBIT INDEX

Exhibit No.  Exhibit
----------   -------

10.1 Kelly Broadcasting Co. Agreement and Plan of Merger, dated as of August 21, 1998, by and among Hearst-Argyle Television, Inc., Kelly Broadcasting Co., Kelly Acquisition Corp., J.S. Kelly L.L.C., G.G. Kelly L.L.C. and Robert E. Kelly.

23.1         Consent of PriceWaterhouseCoopers LLP.


99.1 Kelly Broadcasting Co. financial statements for the years ended December 31, 1997, 1996 and 1995 and for the six-month periods ended June 30, 1998 and 1997.

                                       4